Capital Stock	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Capital Stock

Note 9. Capital Stock

Common Stock:

The Company is authorized to issue 100,000,000 shares of common stock as of December 31, 2014 with a par value of $0.001 per share.

Each share of common stock is entitled to one vote. The holders of common stock are also entitled to receive dividends whenever funds are legally available and when and if declared by the Board of Directors, subject to the prior rights of all classes of stock outstanding. The holders of common stock, voting as a separate class, are entitled to elect one member of the Board of Directors.

Convertible Preferred Stock

The Company is authorized to issue 40,000 shares of Series A Convertible Preferred Stock. The Company has issued 4,555 Series A Convertible Preferred Stock, with a par value of $0.001 and a stated value of 1,000 per share. The Series A Convertible Preferred Stock do not have an expiration date and are not redeemable.

The Series A Convertible Preferred Stock was classified as permanent equity on the Company’s consolidated balance sheet in accordance with authoritative guidance for the classification and measurement of hybrid securities and distinguishing liability from equity instruments. The preferred stock is not redeemable at the option of the holder.

Further, the Company evaluated its Series A Convertible Preferred Stock and determined that it is considered an equity host under ASC 815, Derivatives and Hedging. In making this determination, the Company’s analysis followed the whole instrument approach which compares an individual feature against the entire preferred stock instrument which includes that feature. The Company’s analysis was based on a consideration of the economic characteristics and risks of each series of preferred stock. More specifically, the Company evaluated all of the stated and implied substantive terms and features, including (i) whether the preferred stock included redemption features, (ii) how and when any redemption features could be exercised, (iii) whether the holders of preferred stock were entitled to dividends, (iv) the voting rights of the preferred stock and (v) the existence and nature of any conversion rights. As a result of the Company’s conclusion that the preferred stock represents an equity host, the conversion feature of all series of preferred stock is considered to be clearly and closely related to the associated preferred stock host instrument. Accordingly, the conversion feature in the preferred stock is not considered an embedded derivative that requires bifurcation.

The Company accounts for the Series A Convertible Preferred Stock in accordance with the guidance in ASC 815 Derivatives and Hedging. The Certification of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock provides for share settlement only and specifies that the Company would be liable for daily monetary damages in the event that the Company is unable to deliver registered Common Stock upon notice of exercise. The Company has therefore classified the value of the Series A Convertible Preferred Stock as permanent equity.

The Company evaluated the liquidated damages provisions in the terms of this securities agreement and determined that it is probable that the Company will maintain an effective registration statement and have sufficient shares upon conversion and has therefore not recorded a liability for potential liquidated damages.